                                                                    EXHIBIT 10.2

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This Amendment (this "Amendment") is entered into as of June 30, 2001, by and among IPCRe Limited, a Bermuda corporation (the "Borrower"), Bank One, NA (formerly known as The First National Bank of Chicago), individually and as agent ("Agent"), and the other financial institutions signatory hereto.

                                    RECITALS

         A. The Borrower, the Agent and the Lenders are party to that certain Credit Agreement dated as of June 30, 1998 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

         B. The Borrower, the Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Upon the "Effective Date" (as defined below), the Credit Agreement shall be amended as follows:

                  (a) The definition of "Commitment" in Article I of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  "Commitment" means, for each Lender, the obligation of such Lender to make Loans not exceeding the amount set forth opposite its name on Schedule I hereto or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to
         Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof.

                  (b) Section 6.14(v) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

                  (v) Investments by the Borrower in equity securities in an aggregate amount not to exceed 25% of the Consolidated Net Worth of the Borrower and its Subsidiaries; provided, that no single Investment in equity securities (other than an Investment in a mutual fund) shall be in an amount in excess of 5% of the Consolidated Net Worth of the Borrower and its Subsidiaries; provided, further, that no single Investment in a mutual fund shall be in an amount in excess of 15% of the Consolidated Net Worth of the Borrower and its Subsidiaries.

                  (c) The Credit Agreement shall be amended by adding thereto a new Schedule I in the form of Schedule I attached hereto and made a part hereof.

         2. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

                  (a) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally;

                  (b) Each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date;

                  (c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

         3. Effective Date. Section 1 of this Amendment shall become effective upon satisfaction of the following conditions:

                  (a) Executed Amendment. Receipt by the Agent of duly executed counterparts of this Amendment from the Agent, the Borrower and the Lenders.



                                      -20-
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                  (b)      Mandatory Prepayment. Receipt by the Agent of a
prepayment in the amount, if any, by which the aggregate principal amount of the outstanding Advances exceeds the amount of the Aggregate Commitment, as reduced hereby.

                  (c) Miscellaneous. Receipt by the Agent of such other documents, certificates, instruments and opinions as may reasonably be requested in advance of the date hereof by it.

         4.       Reference to and Effect Upon the Credit Agreement.

                  (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

         5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                            [signature pages follow]



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                    IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                              IPCRE LIMITED

                              By:    /s/ John Weale
                                  ----------------------------------------------
                              Its:   Vice President & Chief Financial Officer
                                   ---------------------------------------------


                              BANK ONE, NA (formerly known as The First National Bank of Chicago), individually and as Agent

                              By:    /s/ Gretchen Roetzer
                                  ----------------------------------------------
                              Its:   Assistant Vice President
                                   ---------------------------------------------


                              CITIBANK, N.A.

                              By:    /s/ Andrew Fowler
                                  ----------------------------------------------
                              Its:   Vice President
                                   ---------------------------------------------


                              THE BANK OF BERMUDA LIMITED

                              By:
                                  ----------------------------------------------
                              Its:
                                   ---------------------------------------------


                              DEUTSCHE BANK AG (New York and Cayman
                                 Island Branches)

                              By:   /s/ Ruth Leung
                                  ----------------------------------------------
                              Its:  Director
                                   ---------------------------------------------

                              By:   /s/ Clinton M. Johnson
                                  ----------------------------------------------
                              Its:  Managing Director
                                   ---------------------------------------------


                              FLEET NATIONAL BANK

                              By:
                                  ----------------------------------------------
                              Its:
                                   ---------------------------------------------


                              ROYAL BANK OF CANADA

                              By:   /s/ Andrew Birr
                                  ----------------------------------------------
                              Its:  Senior Manager
                                   ---------------------------------------------


                              MELLON BANK, N.A.

                              By:   /s/ Karla Maloof
                                  ----------------------------------------------
                              Its:  Vice President
                                   ---------------------------------------------


                                       S-1
                              [TO AMENDMENT NO. 1]

                              BANK OF MONTREAL

                              By:   /s/ Bruce Pietka
                                  ----------------------------------------------
                              Its:  Director
                                   ---------------------------------------------


                              DRESDNER BANK AG (New York and Grand
                                 Cayman Branch)

                              By:   /s/ Jonathan Wallin
                                  ----------------------------------------------
                              Its:  Vice President
                                   ---------------------------------------------

                              By:   /s/ Erika P. Walters-Engemann
                                  ----------------------------------------------
                              Its:  Vice President
                                   ---------------------------------------------







                                       S-2
                              [TO AMENDMENT NO. 1]

                                   SCHEDULE I

                                   COMMITMENTS

                Lender                                       Commitment
                ------                                       ----------
   Bank One, NA                                           $ 21,250,000.00
   Citibank, N.A.                                         $ 21,250,000.00
   The Bank of Bermuda Limited                            $ 15,000,000.00
   Deutsche Bank AG                                       $ 15,000,000.00
   Fleet National Bank                                    $ 30,000,000.00
   Royal Bank of Canada                                   $ 15,000,000.00
   Mellon Bank, N.A.                                      $ 12,500,000.00
   Bank of Montreal                                       $ 10,000,000.00
   Dresdner Bank AG                                       $ 10,000,000.00

         Aggregate Commitment:                            $150,000,000.00